                                                                 Exhibit 6(i)(a)

                                                         DATED: DECEMBER 1, 1995
                                                         AMENDED: MARCH 23, 1998

                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                        BETWEEN FOUNTAIN SQUARE FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP

                  NAME OF FUND
                  ------------

Fountain Square Government Cash Reserves Fund
Fountain Square Commercial Paper Fund
Fountain Square U.S. Treasury Obligations Fund
Fountain Square U.S. Government Securities Fund
Fountain Square Quality Bond Fund
Fountain Square Ohio Tax Free Bond Fund
Fountain Square Quality Growth Fund
Fountain Square Mid Cap Fund
Fountain Square Balanced Fund
Fountain Square International Equity Fund
Fountain Square Equity Income Fund
Fountain Square Bond Fund for Income
Fountain Square Municipal Bond Fund
Fountain Square Pinnacle Fund
Fountain Square Cardinal Fund
Fountain Square Tax Exempt Money Market Fund

                                             FOUNTAIN SQUARE FUNDS

                                             By:  /s/ STEPHEN G. MINTOS
                                                  ---------------------
                                                  Stephen G. Mintos, President

                                             BISYS FUND SERVICES L.P.

                                             By:  BISYS Fund Services, Inc.
                                                  -------------------------
                                                  General Partner

                                             By:  /s/ J. DAVID HUBER
                                                  ------------------
                                                  J. David Huber
                                                  Executive Vice President

                                                       DATED:  DECEMBER 1, 1995
                                                       AMENDED:  MARCH 23, 1998


                                SCHEDULE B TO THE
                             DISTRIBUTION AGREEMENT
                        BETWEEN FOUNTAIN SQUARE FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP


                  NAME OF FUND
                  ------------

Fountain Square Government Cash Reserves Fund
Fountain Square Commercial Paper Fund
Fountain Square U.S. Treasury Obligations Fund
Fountain Square U.S. Government Securities Fund
Fountain Square Quality Bond Fund
Fountain Square Ohio Tax Free Bond Fund
Fountain Square Quality Growth Fund
Fountain Square Mid Cap Fund
Fountain Square Balanced Fund
Fountain Square International Equity Fund
Fountain Square Equity Income Fund
Fountain Square Bond Fund for Income
Fountain Square Municipal Bond Fund
Fountain Square Pinnacle Fund
Fountain Square Cardinal Fund
Fountain Square Tax Exempt Money Market Fund

                                             FOUNTAIN SQUARE FUNDS

                                             By:  /s/ STEPHEN G. MINTOS
                                                  ---------------------
                                                  Stephen G. Mintos, President

                                             BISYS FUND SERVICES L.P.

                                             By:  BISYS Fund Services, Inc.
                                                  -------------------------
                                                  General Partner

                                             By:  /s/ J. DAVID HUBER
                                                  ------------------
                                                  J. David Huber
                                                  Executive Vice President

                                                       DATED:  DECEMBER 1, 1995
                                                       AMENDED:  MARCH 23, 1998


                                   SCHEDULE C
                                     TO THE
                             DISTRIBUTION AGREEMENT
                        BETWEEN FOUNTAIN SQUARE FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP

                  NAME OF FUND
                  ------------

Fountain Square Government Cash Reserves Fund
Fountain Square Commercial Paper Fund
Fountain Square Quality Bond Fund
Fountain Square Ohio Tax Free Bond Fund
Fountain Square Quality Growth Fund
Fountain Square Mid Cap Fund
Fountain Square Balanced Fund
Fountain Square International Equity Fund
Fountain Square Equity Income Fund
Fountain Square Bond Fund for Income
Fountain Square Municipal Bond Fund
Fountain Square Pinnacle Fund
Fountain Square Cardinal Fund
Fountain Square Tax Exempt Money Market Fund

                                             FOUNTAIN SQUARE FUNDS

                                             By:  /s/ STEPHEN G. MINTOS
                                                  ---------------------
                                                  Stephen G. Mintos, President

                                             BISYS FUND SERVICES L.P.

                                             By:  BISYS Fund Services, Inc.
                                                  -------------------------
                                                  General Partner

                                             By:  /s/ J. DAVID HUBER
                                                  ------------------
                                                  J. David Huber
                                                  Executive Vice President